MH Elite Portfolio of Funds Trust

MH Elite Fund of Funds

Schedule of Investments

September 30, 2021 (Unaudited)

Mutual Funds (98.1%)	Shares	Value

Vanguard Tax-Managed Capital App Adm Class	6,216	$ 1,404,193
Shelton Nasdaq-100 Index Direct	39,886	1,333,004
Calvert US Large Cap Core Responsible Index Class I	31,679	1,247,202
T. Rowe Price Global Technology	37,538	1,185,435
Hillman Value No Load	33,934	1,147,641
Columbia Dividend Income Class I2	38,089	1,126,666
Hartford Core Equity Class R6	23,918	1,125,568
DoubleLine Shiller Enhanced CAPE Class I	52,420	1,119,681
Homestead Value	20,415	1,101,173
Principal Blue Chip Class I	24,797	1,022,894
T. Rowe Price Dividend Growth	15,003	1,012,546
Primecap Odyssey Aggressive Growth	17,410	1,002,965
Fidelity Select Medical Tech & Devices	10,761	902,889
Loomis Sayles Growth Class Y	30,000	771,900
Akre Focus Class I	11,000	704,880
Fidelity Select Retailing	26,153	624,270
Fidelity Extended Market Index	5,863	514,599
T, Rowe Price Value	10,408	509,784
Fidelity Select Communication Services	3,295	316,707

Total Mutual Funds (Cost $ 11,727,970)		18,173,997

Short-Term Securities (2.0%)

Fidelity Institutional Money Market (Cost $ 362,008)		362,008

Total Short-Term Securities		362,008

Total Investments in Securities (Cost $ 12,089,978) (100.1%)		18,536,005

Net Other Assets and Liabilities (-0.1%)		(9,563)

Net Assets (100%)		$ 18,526,442

As of September 30, 2021, the investment cost and aggregate unrealized appreciation and depreciation on investments for federal income tax purposes were as follows:

Cost of investment securities	$11,727,970
Unrealized appreciation	6,446,027
Unrealized depreciation	-
Net unrealized appreciation (depreciation)	6,446,027

MH Elite Portfolio of Funds Trust

MH Elite Fund of Funds

Schedule of Investments

September 30, 2021 (Unaudited)

Security Valuation - ASC 820 (formerly Statement of Financial Accounting Standards No. 157) establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements.  The topic establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs).

All securities purchased by the Funds trade on national stock exchanges, are liquid and have closing prices that are readily available for use in pricing the Funds’ securities on a daily basis.  Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ net assets as of September 30, 2021:

Description	Level 1 – Quoted prices	Level 2 – Other significant observable inputs	Level 3 – Significant unobservable inputs	Total
Mutual Funds	$ 18,173,997	-	-	$ 18,173,997
Short Term Investments	362,008	-	-	362,008
Total Investments in Securities	$ 18,536,005	-	-	$ 18,536,005

For additional information on the Fund’s policy regarding the valuation of investments and other significant accounting policies, please refer to the Fund’s most recent financial statements included in its semiannual or annual report to shareholders.